EXHIBIT 32.0


                           Section 1350 CERTIFICATION

                       Pursuant to 18 U.S.C. Section 1350

Each of, Ronald B. Geib, Chief Executive Officer and Brendan J. McGill, Senior Vice President and Chief Financial Officer, of Harleysville Savings Financial Corporation (the "Company"), hereby certify that:

(1) The Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended December 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            By:     /s/ Ronald B. Geib
                                                    ----------------------------
                                                    Ronald B. Geib
                                                    Chief Executive Officer

                                            By:     /s/ Brendan J. McGill
                                                    ----------------------------
                                                    Brendan J. McGill
                                                    Senior Vice President and
                                                    Chief Financial Officer

Date: February 12, 2007


Note: A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to Harleysville Savings Financial Corporation and will be retained by Harleysville Savings Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.